UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT INCOME COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Services

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Re: YOUR INVESTMENT IN EAGLE POINT INCOME COMPANY, INC.

Dear Stockholder:

We have tried unsuccessfully to contact you, whether by mail or by phone, regarding an important operating initiative for Eagle Point Income Company, Inc. (“EIC”, or the “Fund”) for which we need your consideration.

Our records indicate that we have not yet received your response.

Your investment will be impacted. It is particularly important that we speak to you regarding this matter. Please call toll-free at (800) 290-6426 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Courtney Fandrick
Secretary

Eagle Point Income Company, Inc.

OFFICIAL BUSINESS This document relates to your investment in Eagle Point Income Company, Inc.

Eagle Point Income Company, Inc. | 600 Steamboat Road, Suite 202 | Greenwich, CT 06830